087847\013\7038279.v2 AMENDED AND RESTATED TERM NOTE A U.S. $9,188,571.40 Dated as of September 3, 2025 Minnetonka, Minnesota FOR VALUE RECEIVED, the undersigned, AIR’ZONA AIRCRAFT SERVICES, INC., an Arizona corporation, CSA AIR, INC., a North Carolina corporation, GLOBAL GROUND SUPPORT, LLC, a North Carolina limited liability company, JET YARD, LLC, an Arizona limited liability company, JET YARD SOLUTIONS, LLC, an Arizona limited liability company, MOUNTAIN AIR CARGO, INC., a North Carolina corporation, ROYAL AIRCRAFT SERVICES, LLC, a Maryland limited liability company, WORLDWIDE AIRCRAFT SERVICES, INC., a Kansas corporation, and WORTHINGTON AVIATION, LLC, a North Carolina limited liability company, such entities being sometimes collectively referred to herein as the “Borrowers” and individually as a “Borrower”), jointly and severally promise to pay to the order of ALERUS FINANCIAL, NATIONAL ASSOCIATION, a national banking association (the “Lender”), the principal sum of NINE MILLION ONE HUNDRED EIGHTY EIGHT THOUSAND FIVE HUNDRED SEVENTY ONE AND 40/100THS DOLLARS ($9,188,571.40) on or before August 15, 2029, or such earlier date as this promissory note (this “Note”) may be declared due and payable by Lender pursuant to the terms hereof and the terms of the Credit Agreement (the “Maturity Date”), together with interest on the principal amount thereof outstanding from time to time at the rate or rates described below, and any and all other amounts which may be due and payable hereunder or under any of the Loan Documents (as hereinafter defined) from time to time. This Note is made pursuant to the terms and conditions set forth in that certain Credit Agreement dated of even date herewith by and between Borrowers and Lender (as amended, modified, supplemented or restated from time to time being the “Credit Agreement”). The amount disbursed by the Lender to Borrowers, repayment of which is evidenced by this Note, is referred to as the “Loan”. All capitalized terms used and not expressly defined herein shall have the meanings given to such terms in the Credit Agreement. 1. Interest. (a) Interest Rate. The Borrowers jointly and severally promise to pay interest (computed on the basis of the number of days elapsed in a year of 360 days) on the unpaid principal amount hereof from the date hereof until such principal amount is paid in full at a fluctuating annual rate of interest equal to the sum of (i) 2.00% (the “Applicable Margin”) plus (ii) the Index (hereinafter defined), as in effect on the date hereof and as the same may adjust from time to time. Interest accrued during each calendar month shall be due and payable on the fifteenth day of the following calendar month, with the first such interest payment due on September 15, 2025. Interest shall also be payable at maturity and interest accrued after maturity shall be payable on demand. (b) Variable Interest Rate. The interest rate on this Note is subject to change from time to time based on changes in an independent index which is the CME one-month term SOFR published by CME Group Benchmarks Administration Limited (or a successive administrator designated by the relevant authority) for the date that is one U.S.

AMENDED AND RESTATED TERM NOTE A Page 2 U.S. $9,188,571.40 Dated as of September 3, 2025 Minnetonka, Minnesota DMS_US.365827886.2 Government Securities Business Day prior to the Reset Date (the “Index”). The Index is not necessarily the lowest rate charged by Lender on its loans. Lender will tell Borrowing Agent the current index rate upon Borrowing Agent’s request. The interest rate change will not occur more often than each month. For purposes of this Note, “U.S. Government Securities Business Day” means any day except for (i) a Saturday, (ii) a Sunday or (iii) a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in United States government securities. (c) Rate Change Effective Date. Each change in interest rate shall be effective on the 15th day of each month commencing on September 15, 2025 (the “Reset Date”). (d) Regulatory Change; etc. Interest on the unpaid principal balance of this Note will be calculated as described in the “INTEREST CALCULATION METHOD” paragraph. Notwithstanding anything herein to the contrary, if the Lender determines in good faith (which determination shall be conclusive, absent manifest error) that: (A) adequate and fair means do not exist for ascertaining CME one-month term SOFR, (B) CME one-month term SOFR does not accurately reflect the cost to the Lender of the Loan, or (C) a Regulatory Change (as hereinafter defined) shall, in the reasonable determination of the Lender, make it unlawful or commercially unreasonable for the Lender to use CME one-month term SOFR as the index for purposes of determining the interest rate, then: (i) CME one-month term SOFR shall be replaced with an alternative or successor rate or index chosen by the Lender in its reasonable discretion; and (ii) the Applicable Margin may also be adjusted by Lender in its reasonable discretion, giving due consideration to market convention for determining rates of interest on comparable loans. “Regulatory Change” shall mean a change in any applicable law, treaty, rule, regulation or guideline, or the interpretation or administration thereof, by the administrator of the relevant benchmark or its regulatory supervisor, any governmental authority, central bank or other fiscal, monetary, or other authority having jurisdiction over Lender or its lending office. Such an amendment to the terms of this Note will become effective and bind Borrowers 10 Business Days after Lender gives written notice to Borrowing Agent without any action or consent of the Borrowers. NOTICE: Under no circumstances will the interest rate on this Note be more than the maximum rate allowed by applicable law. If any payment hereunder becomes due and payable on a day other than a Business Day, such payment shall be effective the next succeeding Business Day, provided, however, payments scheduled to be made automatically from an Alerus Financial, National Association deposit account on the date the payment is due will be applied in reduction of the Note balance effective as of the scheduled payment date. (e) Upon the occurrence of an Event of Default, including failure to pay upon final maturity, the interest rate on this Note shall be increased by adding an additional 5.000 percentage point margin (such increased rate of interest being, the “Default Rate”). However, in no event will the interest rate exceed the maximum interest rate limitations

AMENDED AND RESTATED TERM NOTE A Page 3 U.S. $9,188,571.40 Dated as of September 3, 2025 Minnetonka, Minnesota DMS_US.365827886.2 under applicable law. 2. Payment Terms. (a) Payment Dates. Both principal and interest are payable in lawful money of the United States of America to the Lender at Alerus Financial, National Association, 11100 Wayzata Blvd, #570, Minnetonka, MN 55305 (or other location specified by the Lender) in immediately available funds. Borrowers shall jointly and severally pay the principal of this Note and interest thereon as follows: i. on the fifteenth day of each month, commencing September 15, 2025, there shall be due and Borrowers shall jointly and severally make payments of interest accrued on the outstanding principal balance of the indebtedness evidenced by this Note, plus, the principal payments set forth on Exhibit A attached to this Note and incorporated herein by reference; and ii. the Loan shall be due and payable in full, and Borrowers hereby jointly and severally promise to pay the outstanding principal amount of the Loan to Lender, together with all accrued interest thereon then remaining unpaid and all other unpaid amounts, charges, fees and expenses outstanding under this Note or under any of the other Loan Documents, on the Maturity Date, subject to earlier prepayment as provided herein or in any other Loan Document. (b) Method of Payments. By its execution of this Note, each Borrower authorizes the Lender to charge from time to time against any of such Borrower’s depository accounts maintained with the Lender any such payments when due and the Lender will use its reasonable efforts to notify the Borrowing Agent of such charges. (c) Application of Payments. At Lender’s option, any payment or prepayment under this Note may be applied first to the payment of charges, fees and expenses (other than principal and interest) under this Note and any other agreement or writing in connection with this Note, second to the payment of interest accrued to the date of payment, and third to the payments of scheduled principal under this Note in inverse order of maturity. Also, at Lender’s option, if there is any overpayment of interest under this Note, Lender may hold the excess and apply it to future interest accruing under this Note. No prepayment shall suspend any required payments of either principal or interest or reduce the amount of any scheduled payment. 3. Interest Calculation Method. Interest on this Note is computed on a 365/360 basis; that is by applying the ratio of the Interest Rate over a year of 360 days multiplied by the outstanding principal balance, multiplied by the actual number of days the principal balance is outstanding. All interest payable under this Note is computed using this method. If any payment to be made by the Borrowers hereunder shall become due on a day other than a Business Day, such payment shall be

AMENDED AND RESTATED TERM NOTE A Page 4 U.S. $9,188,571.40 Dated as of September 3, 2025 Minnetonka, Minnesota DMS_US.365827886.2 made on the next succeeding Business Day (without the obligation to pay the additional days of accrued interest). 4. Prepayment; Minimum Interest Charge. This Note may be prepaid in whole or in part at any time; provided, however, (i) that any such prepayment is accompanied by accrued interest on the amount being prepaid through the date of prepayment and (ii) such prepayment shall be accompanied by a prepayment premium in immediately available funds (the “Prepayment Premium”) equal to: (1) 3.00% of the amount prepaid if such event occurs during the first Loan Year, (2) 2.00% of the amount prepaid if such event occurs during the second or third Loan Year, (3) 1.00% of the amount prepaid if such event occurs during the fourth or fifth Loan Year, and (4) there shall be no Prepayment Premium if the Loan is prepaid at any time after the fifth Loan Year; provided, that, no Prepayment Premium shall be assessed if either (a) this Note is refinanced by Lender; or (b) this Note is prepaid with funds from the Borrowers’ internally generated cash flows. For purposes of this Note, the term “Loan Year” shall mean the twelve (12) month period that commenced on August 29, 2024 (or the anniversary date thereof in any subsequent year) and ending on the day preceding the immediately following anniversary date of this Note, (e.g., the first Loan Year shall end on August 28, 2025 and the second Loan Year shall commence on August 29, 2025). In any event, even upon full prepayment of this Note, Borrowers understand that Lender is entitled to a minimum interest charge of $10.00. Early payments will not, unless agreed to by Lender in writing, relieve Borrowers of Borrowers’ obligation to continue to make payments of accrued unpaid interest. Rather, early payment will reduce the principal balance due. Borrowers agree not to send Lender payments marked “paid in full”, “without recourse”, or similar language. If Borrowers send such a payment, Lender may accept it without losing any of Lender’s rights under this Note, and Borrowers will remain obligated to pay any further amount owed to Lender. All written communications concerning disputed amounts, including any check or other payment instrument that indicates that the payment constitutes “payment in full” of the amount owed or that is tendered with other conditions or limitations or as full satisfaction of a disputed amount must be mailed or delivered to: Alerus Financial, National Association, 11100 Wayzata Blvd, #570, Minnetonka, MN 55305. Prepayment of the principal amount of the Note, in whole or in part, whether voluntary or involuntary, will be subject to payment by Borrowers to Lender of all assessments, losses, fees and costs of any kind or nature incurred by Lender under any and all Swap Transaction Documents by and between Borrowers and Lender, which arise, directly or indirectly, as a result of such prepayment. Moreover, at no time during the term of the Loan may the then principal balance of the Loan be less than the then remaining notional amount of the Swap, and any prepayment of the Note below the notional amount will require an equivalent reduction in the notional amount under the Swap Transaction Documents. This prepayment penalty provision is only applicable if the Borrowers and Lender have entered into a Swap Transaction evidenced by a separate Swap Transaction Document.

AMENDED AND RESTATED TERM NOTE A Page 5 U.S. $9,188,571.40 Dated as of September 3, 2025 Minnetonka, Minnesota DMS_US.365827886.2 5. Late Charge. If a payment due hereunder is not made within ten days after the date when due, Borrowers shall pay to Lender a late payment charge of 5% of the amount of the overdue payment to compensate Lender for a portion of the cost related to handling the overdue payment. 6. Credit Agreement. This Note is the Term Note A referred to in, and is entitled to the benefits of, the Credit Agreement. The Credit Agreement, among other things, (i) contains provisions for acceleration of the maturity hereof upon the happening of certain stated events prior to the maturity hereof upon the terms and conditions therein specified; (ii) contains provisions for the mandatory prepayment hereof upon certain conditions; and (iii) contains provisions for the voluntary prepayment hereof, upon certain conditions. 7. Security Agreement. This Note is secured by, among other things, that certain Security Agreement, dated as of August 29, 2024, executed by the Borrowers in favor of the Lender, and certain other Loan Documents. 8. Waiver of Presentment and Demand for Payment; Etc. Each Borrower and any endorsers or guarantors hereof severally waive presentment and demand for payment, notice of intent to accelerate maturity, protest or notice of protest and non-payment, bringing of suit and diligence in taking any action to collect any sums owing hereunder or in proceeding against any of the rights and properties securing payment hereunder, and expressly agree that this Note, or any payment hereunder, may be extended from time to time, and consent to the acceptance of further security or the release of any security for this Note, all without in any way affecting the liability of any Borrower and any endorsers or guarantors hereof. No extension of time for the payment of this Note, or any installment thereof, made by agreement by Lender with any person now or hereafter liable for the payment of this Note, shall affect the original liability under this Note of the undersigned, even if the undersigned is not a party to such agreement. 9. Event of Default. Any Event of Default (as defined in the Credit Agreement) shall constitute an Event of Default under this Note. Upon the occurrence of an Event of Default, in addition to any other rights or remedies Lender may have at law or in equity or under the Credit Agreement or under any other Loan Document, Lender may, at its option, without notice to Borrowers, declare immediately due and payable the entire unpaid principal sum hereof, together with all accrued and unpaid interest thereon plus any other sums owing at the time of such Event of Default pursuant to this Note, the Security Agreement or any other Loan Document. Notwithstanding the foregoing, Obligations evidenced by Swap Transaction Documents shall be terminated only in accordance with the terms of the respective Swap Transaction Document. The failure to exercise the foregoing or any other options shall not constitute a waiver of the right to exercise the same or any other option at any subsequent time in respect of the same event or any other event. The acceptance by the holder of any payment hereunder which is less than payment in full of all amounts due and payable at the time of such payment shall not constitute a waiver of the right to exercise any of the foregoing options at that time or at any subsequent time. 10. Expense Reimbursement. Borrowers jointly and severally agree to pay expenses relating to this Note as set forth in the Credit Agreement.

AMENDED AND RESTATED TERM NOTE A Page 6 U.S. $9,188,571.40 Dated as of September 3, 2025 Minnetonka, Minnesota DMS_US.365827886.2 11. Successors and Assigns. This Note shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns except that no Borrower may assign or transfer their rights hereunder without the prior written consent of Lender, which consent may be withheld in Lender’s sole discretion. 12. Usury. Borrowers and Lender agree that no payment of interest or other consideration made or agreed to be made by Borrowers to Lender pursuant to this Note shall, at any time, be in excess of the maximum rate of interest permissible by law. In the event such payments of interest or other consideration provided for in this Note shall result in an effective rate of interest which, for any period of time, is in excess of the limit of the usury or any other law applicable to the Loan evidenced hereby, all sums in excess of those lawfully collectible as interest for the period in question shall, without further agreement or notice between or by any party hereto, be applied to the unpaid principal balance and not to the payment of interest; if a surplus remains after full payment of principal and lawful interest, the surplus shall be remitted by Lender to Borrowers, and Borrowers hereby agree to accept such remittance. This provision shall control every other obligation of the Borrowers and Lender relating to this Note. 13. Business Purpose Loan. The Loan is a business loan. Borrowers hereby represent that this loan is for commercial use and not for personal, family or household purposes. The Borrowers agree that the Loan evidenced by this Note is an exempted transaction under the Truth In Lending Act, 15 U.S.C., §1601, et seq. 14. Governing Law. THE VALIDITY, CONSTRUCTION AND ENFORCEABILITY OF THIS NOTE SHALL BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF MINNESOTA, WITHOUT GIVING EFFECT TO CONFLICT OF LAWS PRINCIPLES THEREOF, BUT GIVING EFFECT TO FEDERAL LAWS OF THE UNITED STATES APPLICABLE TO NATIONAL BANKS. 15. Severability. The invalidity or unenforceability in particular circumstances of any provision of this Note shall not extend beyond such provision or such circumstances and no other provision of this instrument shall be affected thereby. In connection with the actual or prospective sale by the Lender of any interest or participation in the loan obligation evidenced by this Note, Borrowers hereby authorize the Lender to furnish any information concerning Borrowers or any of their affiliates, however acquired, to any person or entity. 16. Waiver of Right to Jury Trial; Venue. EACH BORROWER WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY ACTION RELATING TO OR ARISING FROM THIS NOTE. AT THE OPTION OF LENDER, THIS NOTE MAY BE ENFORCED IN ANY UNITED STATES DISTRICT COURT FOR THE DISTRICT OF MINNESOTA OR THE STATE COURT SITTING IN HENNEPIN OR RAMSEY COUNTY, MINNESOTA. EACH BORROWER CONSENTS TO THE JURISDICTION AND VENUE OF ANY SUCH COURT AND WAIVES ANY ARGUMENT THAT VENUE IN SUCH FORUMS IS NOT PROPER OR CONVENIENT. IN THE EVENT AN ACTION IS COMMENCED IN ANOTHER JURISDICTION OR VENUE UNDER ANY TORT OR CONTRACT THEORY ARISING

AMENDED AND RESTATED TERM NOTE A Page 7 U.S. $9,188,571.40 Dated as of September 3, 2025 Minnetonka, Minnesota DMS_US.365827886.2 DIRECTLY OR INDIRECTLY FROM THE RELATIONSHIP CREATED BY THIS NOTE, LENDER, AT ITS OPTION, SHALL BE ENTITLED TO HAVE THE CASE TRANSFERRED TO ONE OF THE JURISDICTIONS AND VENUES ABOVE DESCRIBED, OR IF SUCH TRANSFER CANNOT BE ACCOMPLISHED UNDER APPLICABLE LAW, TO HAVE SUCH CASE DISMISSED WITHOUT PREJUDICE. 17. Amendment and Restatement. This Note is being executed and delivered in amendment and restatement of, but not in payment of, that certain Term Note A dated August 29, 2024, made by certain of the Borrowers, payable to the order of the Lender in the original principal amount of $10,720,000.00 (the “Existing Note”), and is given in substitution for, but not in payment of, the Existing Note. Delivery and acceptance of this Note shall not evidence repayment of or a novation with respect to the Existing Note or any remaining indebtedness under the Existing Note, which indebtedness remains outstanding and shall be evidenced by this Note. [signature page follows]

EXHIBIT A to Term Note A MONTHLY PRINCIPAL PAYMENT SCHEDULE [see attached]